UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56320	87-1137341
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Hudson Boulevard East

New York, New York 10001

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 486-5800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On June 23, 2026, AB Commercial Real Estate Private Debt Fund, LLC (the “Fund”) filed a definitive Consent Solicitation Statement with the Securities and Exchange Commission (“SEC”) (the “Consent Solicitation Statement”) and commenced a solicitation of consents (the “Consent Solicitation”) of the Fund’s holders of limited liability company units (the “Members”) to consider and consent to the deemed assignment of the Fund’s investment management agreement, in connection with the planned merger of Equitable Holdings, Inc. and Corebridge Financial, Inc (the “Management Agreement Proposal”). The Management Agreement Proposal is described in detail in the Consent Solicitation Statement.

The Consent Solicitation expired at 5:00 p.m. Eastern Time on August 27, 2026. The foregoing proposal received the required number of votes to be approved by the Members pursuant to the Consent Solicitation.

Only Members of record as of the close of business on June 12, 2026 (the “Record Date”) were entitled to receive notice of and to vote in the Consent Solicitation. As of the Record Date, a total of 50,066,325 units of the Fund were issued and outstanding and entitled to vote in the Consent Solicitation (the “Units”). Approval of the Management Agreement Proposal required the affirmative vote of a majority of the non-affiliated Members as of Record Date. Pursuant to the terms of the Fund’s Second Amended and Restated Limited Liability Company Operating Agreement, a failure to submit a written objection to the Management Agreement Proposal within forty-five (45) days of delivery of the Consent Solicitation Statement was deemed to be consent in favor of the Management Agreement Proposal. No written consents or objections were received prior to the expiration of the Consent Solicitation. As such, pursuant to the applicable requirements, all Units were tabulated in favor of the Management Proposal. The final result of the vote regarding the proposal is set forth below.

Management Agreement Proposal. To consent to the deemed assignment of the Management Agreement between AB Commercial Real Estate Private Debt Fund, LLC and AllianceBernstein L.P.

For			Against			Abstain
Units Voted	% of Voted Units	% of Outstanding Units	Units Voted	% of Voted Units	% of Outstanding Units	Units Voted	% of Voted Units	% of Outstanding Units
50,066,325	100.00%	100.00%	0	0.00%	0.00%	0	0.00%	0.00%

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2026	AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC

	By:	/s/ Leon Hirth
Leon Hirth
Secretary